SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant
|X|    Filed by a Party other than the Registrant
|_|    Check the appropriate box:
|X|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12


                               CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       _________________________________________________________________________
       (2)    Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       _________________________________________________________________________
       (4)    Proposed maximum aggregate value of transaction:

       _________________________________________________________________________
       (5)    Total fee paid:

       _________________________________________________________________________

|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:

       _________________________________________________________________________
       (2)    Form, Schedule or Registration Statement No.:

       _________________________________________________________________________
       (3)    Filing Party:

       _________________________________________________________________________
       (4)    Date Filed:

       _________________________________________________________________________

                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238
                                 (972) 686-0369
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 2005
                             ----------------------

To the Shareholders of Cubic Energy, Inc.:

         As a shareholder of Cubic Energy, Inc., a Texas corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on December 9, 2005, 10:30 a.m., at the Company's offices at 9870 Plano Road, Dallas, Texas 75238, for the following purposes:

         1. To elect five (5) members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

         2. To approve amendments to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares;

         3.       To approve our 2005 Stock Option Plan;

         4. To ratify the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006; and

         5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 31, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY WISHES TO OBTAIN A QUORUM AT THE MEETING SO THAT THE ABOVE-STATED BUSINESS MAY BE CONDUCTED, AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN DECEMBER 2, 2005, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.


                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                             Jon S. Ross, Secretary

Dallas, Texas
November ___, 2005

                             YOUR VOTE IS IMPORTANT.
        PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                       THE POSTAGE PAID ENVELOPE PROVIDED.

                               CUBIC ENERGY, INC.
                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238

                              --------------------

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 2005

                              --------------------

GENERAL

         This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on December 9, 2005, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), or any adjournment(s) of the Meeting.

         These  proxy  solicitation  materials  are  being  mailed  on or  about
November ___, 2005 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.

RECORD DATE

         Shareholders of record at the close of business on October 31, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 35,200,626 shares of Common
Stock. There is no other class of voting security of the Company issued or outstanding.

REVOCABILITY OF PROXIES

         Any shareholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, either by delivering a subsequently dated proxy card or by attending the Meeting, withdrawing the proxy and voting in person. Your attendance at the Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Meeting will be voted.

QUORUM REQUIRED

         The Company's Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTING AND SOLICITATION

         Pursuant to the Articles of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's shareholders that properly comes before the Meeting or any adjournments. Directors shall be elected by the affirmative vote of a plurality of the Shares voting in the election of directors. The affirmative vote of a majority of the issued and outstanding Common Stock is required to approve the amendment to the Articles of Incorporation. The affirmative vote of a majority of the votes cast is required to approve the other matters described herein.

         Any shareholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Shareholders are not entitled to cumulate their votes with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. With respect to the election of directors, abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors. With respect to the proposal to approve the amendment to the Articles of Incorporation, abstentions and broker non-votes will have the same effect as a vote against that proposal. With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals, and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

         Shareholder approval is not required for the ratification of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted  for  ratification  with a  view  toward  soliciting  the  opinion  of shareholders, which opinion will be taken into consideration in future deliberations.

         Shares represented by valid proxies will be voted in accordance with the shareholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:

         1. FOR the election as directors of the five (5) nominees of the Company listed under "Election of Directors";

         2.       FOR  the  approval  of  the   amendment  to  our  Articles  of
                  Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares;

         3.       FOR the approval of the 2005 Stock Option Plan; and

         4. FOR the ratification of the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006.

         The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the shareholders, the persons named in the proxy will vote in their discretion upon such matters, unless otherwise restricted by law.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.

SHAREHOLDER PROPOSALS

         The Company anticipates holding its next annual meeting of shareholders on or about December 9, 2006. Proposals of shareholders intended to be presented at such annual meeting of shareholders must be received by the Company at its offices at 9870 Plano Road, Dallas, Texas 75238, not later than ________, 2006 and satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's proxy statement for that meeting. If a shareholder intends to submit a proposal from the floor of the Company's next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must provide written notice to the Company no later than ____________, 2006. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors at five (5). Five (5) directors are proposed to be elected at the Meeting. Directors will hold office until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the five (5) nominees of the Board of Directors, except where authority is specifically withheld by the shareholder. The five (5) nominees are presently directors of the Company. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

         The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.

NOMINEES FOR DIRECTORS

         The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:

NAME                     AGE         POSITION WITH CUBIC          DIRECTOR SINCE
----                     ---         -------------------          --------------

Calvin Wallen III        50          President, Director               1997
Gene Howard              77          Secretary, Director               1991
Jon S. Ross              41                Director                    1998
Herbert A. Bayer         55                Director                    2003
Bob L. Clements          63                Director                    2004

         CALVIN A. WALLEN III has served as the President and Chief Executive Officer of the Company since 1997, and as Chairman of the Board of Directors since June 1999. Mr. Wallen has over 20 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982, Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University.

         GENE C. HOWARD is the Senior Partner of the law firm of Howard, Widdows, and Bufogle, P.C., of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August 1992. He was also a Chairman of the Board of Philadelphia Mortgage Trust.

         JON S. ROSS has served as the Secretary since November 1998 and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over eighty corporate entities within the past fifteen years. He has served on several community and not-for-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

         HERBERT A. BAYER is the Regional Director of Sales currently working in the global information systems industry, which provides intelligent electronic maps of utility transmission and distribution systems. His work experience includes work in electronic meter reading, automatic meter reading, load research, Internet applications and customer information. His career over the last 20 years has lead him to be the top salesman for ITRON and has also involved sales management and consulting work for the utility industry. He has worked with investor-owned utilities, government-run municipalities, and electric cooperatives such as Taylor Cooperative Electric and is well known throughout the utility industry. Mr. Bayer has served as Vice President of two companies and on the Board of Directors of a third. He studied business management at Indiana State University.

         BOB L. CLEMENTS joined the Company's board in February 2004. Mr. Clements is the owner of both Leon's Texas Cuisine, the largest independent producer of corn dogs and stuffed jalapenos for the retail and food service industry and the Shoreline Restaurant Corporation, which has opened two upscale dining locations in Rockwall, Texas. He has been in the restaurant and wholesale food business for more than thirty years. Mr. Clements received his education from Rutherford Business College. He also studied three summers at Harvard Business School in the highly selective OPM Program, graduating in 1985.

         There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

BOARD COMMITTEES

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see "Nominations to the Board of Directors" below.

AUDIT COMMITTEE

         The Audit Committee operates under a Charter of the Audit Committee adopted by the Company's Board of Directors, a copy of which was attached to the Company's Proxy Statement in connection with its annual meeting in 2004.

         The Audit Committee's functions include:

         o        engaging    independent   auditors   and   determining   their
                  compensation;

         o making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

         o meeting with the Company's management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

         o determining the scope of and authorizing or approving any permitted non-audit services provided by the independent auditors and the compensation for those services; and

         o initiating and supervising any special investigation it deems necessary regarding the Company's accounting and financial policies and controls.

         The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the SEC and the Nasdaq Marketplace Rules. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Howard is the sole "audit committee financial expert" on the Audit Committee.

         Gene Howard (Chairman), Bob Clements and Herbert Bayer are the current members of the Audit Committee, and were the members of the Audit Committee during the fiscal year ended June 30, 2005.

COMPENSATION COMMITTEE

         The Compensation Committee operates under a Compensation Committee Charter adopted by the Company's Board of Directors, a copy of which is attached as Exhibit A to this Proxy Statement.

         The Compensation Committee's functions include:

         o establishing and administering the Company's compensation policies;

         o determining, or recommending to the Board, the compensation of the Company's executive officers;

         o administering grants of restricted shares of Common Stock to the Company's executive officers and directors; and

         o overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company's officers.

         Gene Howard (Chairman), Bob Clements and Herbert Bayer are the current members of the Compensation Committee.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 2005, the Board of Directors held nine meetings in person or by written consent. The Audit Committee held three meetings during fiscal 2005, and the Compensation Committee held one meeting during fiscal 2005. Instead, all issues normally considered by the Compensation Committee were considered by the entire Board of Directors. All persons who were directors during fiscal 2005 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

         Each member of the Board of Directors is expected to attend the Meeting and each of Calvin Wallen, Jon S. Ross, Gene Howard, Herbert Bayer and Bob Clements attended the Company's last annual meeting in person or telephonically, which constituted the entire Board of Directors at that time.

NOMINATIONS TO THE BOARD OF DIRECTORS

         The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company's independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board's selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a "nominating committee" for the purpose of the disclosures in this section of this Proxy Statement.

         With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

         The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company's shareholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

         o an individual's business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

         o the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

         o regarding any individual who has served as a director of the Company, his past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his overall contributions to the Board and the Company.

         The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

         The independent directors will consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors in care of the Company's Board of Directors through a written notice as described under "Communications with Directors" below. To be considered by the independent directors, a shareholder nomination (1) must be submitted by July ___, 2006, (2) must contain a statement by the shareholder that such shareholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such shareholder will continue to hold at least that number of shares through the date of the annual meeting of shareholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company's shareholders will be evaluated in the same manner as any other nominee for director.

CODE OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Code of Business Conduct and Ethics is attached as Exhibit B to this Proxy Statement.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary, Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75238. The Board of Directors has delegated responsibility for initial review of shareholder communications to the Company's Secretary. In accordance with the Board's instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board's next regularly scheduled meeting.

COMPENSATION OF DIRECTORS

         The members of the Board of Directors receive annual compensation of 16,000 restricted shares of Common Stock in connection with their service and are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors. Members of the Audit Committee receive annual compensation of 10,000 restricted shares of Common Stock, and members of the Compensation Committee are to receive compensation going forward of 3,000 restricted shares of Common Stock.

EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

NAME                            AGE       POSITION
----                            ---       --------

Calvin Wallen III               50        President, Director

Jon Stuart Ross                 41        Secretary, Director

James L. Busby                  45        Chief Financial Officer

         JAMES L. BUSBY was appointed the Chief Financial Officer of the Company effective August 15, 2005. Mr. Busby joins the Company from Aviva Petroleum Inc. where he served as the chief financial officer from February 2000 to August 2005. Mr. Busby also served as Aviva's treasurer from May 1994 through August 2005 and secretary from June 1996 through August 2005. Mr. Busby originally joined Aviva in November 1993 as its controller. Prior to joining Aviva, Mr. Busby spent more than 10 years with the public accounting firm KPMG, serving in several capacities including senior audit manager. Mr. Busby graduated from the University of Texas at Dallas with a Bachelor of Science degree in accounting in May 1984.

Information concerning the business experience of Mr. Wallen and Mr. Ross is provided under the caption "Nominees for Directors" above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned, as of October 31, 2005, by (i) each person known to the Company to own beneficially more than 5% of the Common Stock, (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the shareholders set forth below assumes that shares of Common Stock that the shareholder may acquire within sixty days of the Record Date are outstanding.



                                                  NUMBER           APPROXIMATE
NAME AND ADDRESS                                OF SHARES       PERCENT OF CLASS
----------------                                ---------       ----------------

Calvin A. Wallen, III                          9,605,712(1)           27.3%
9870 Plano Rd.
Dallas, TX 75238

William Bruggeman                             10,307,303(2)           29.2%
20 Anemone Circle
North Oaks, MN 55127

Gene Howard                                      408,245(3)            1.2%
2402 East 29th St.
Tulsa, OK 74114

Jon S. Ross                                      147,500               0.4%
9870 Plano Rd.
Dallas, TX 75238

Herbert Bayer                                    194,287(4)            0.5%
9870 Plano Rd.
Dallas, TX 75238

Robert L. Clements                               302,000               0.9%
9870 Plano Rd.
Dallas, TX 75238

All officers and directors as a group
(6 persons):                                  10,743,744              30.5%
------------------------------------------------

(1) Includes 240,000 shares held in equal amounts by each of Mr. Wallen's two children of minority; 500,000 shares held by his spouse; and 1,641,216 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen.

(2) Includes 834,000 shares held by Diversified Dynamics Corp., a company controlled by William Bruggeman, includes 120,000 shares owned by Consumer Products Corp. in which Mr. Bruggeman's wife, Ruth, is a joint owner, and includes 8,913,303 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS.

(3) Includes 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership.

(4)  Includes 132,287 held JTMROS with his spouse.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").
Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal 2005 transactions in the Common
Stock and their Common Stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2005, the Company believes that all reporting requirements under Section 16(a) for such year were met in a timely manner by its executive officers, directors and greater than 10% shareholders at all times during fiscal 2005.

COMPENSATION OF EXECUTIVE OFFICERS

         The total compensation for the three fiscal years ended June 30, 2005, for Calvin A. Wallen III, the Company's current Chief Executive Officer, and Jon
S. Ross, the Company's  current  Secretary,  is set forth below in the following
Summary Compensation Table. The cash compensation for such officers did not commence until January 1, 2005. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2005. The cash compensation for such officers did not commence until January 1, 2005.

                           Summary Compensation Table
                           --------------------------

  Name & Position             Fiscal Year     Annual Salary      Restricted Stock Awards
  ---------------             -----------     -------------      -----------------------
Calvin Wallen III,
Director, President, CEO         2005           $78,000       30,000 shares of Common Stock
                                 2004              0                         0
                                 2003              0                         0

Jon S. Ross, Secretary           2005           $60,000       15,000 shares of Common Stock
                                 2004              0                         0
                                 2003              0                         0


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc., an affiliate of Calvin Wallen III, whereby the Company pays a pro rata share of the costs, at cost, of the expenses and personnel used by the Company. A copy of the agreement containing this arrangement was filed with the March 31, 2002 Form 10-QSB.

         Effective October 1, 2004, the Company purchased a 25% working interest in eight sections in Desoto Parish, Louisiana; a 25% working interest in the Moseley 25-1 Well and the Moseley 26-1 Well in Desoto Parish, Louisiana, and a 25% working interest in the production and gathering system to service the above-mentioned two wells and eight sections, all from Tauren Exploration, Inc., an affiliate of Calvin Wallen III. A copy of related agreements were filed in a Form 8-K on October 12, 2004.


                                  PROPOSAL TWO
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation currently provide that the Company is authorized to issue 50,000,000 shares of Common Stock, $0.05 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share. On June 7, 2005, the Board of Directors adopted resolutions authorizing amendments to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares, subject to approval by the shareholders of the Company at the Annual Meeting. The purpose of the amendments is to allow the Board of Directors the ability to issue additional shares of Common Stock on such terms as it determines from time to time.

         The terms of the additional authorized shares of Common Stock will be the same as those that apply to the currently authorized shares of Common Stock. Adoption of the amendment and any future issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The proposed amendment would also give the Board the authority to issue additional shares of Common Stock without requiring future shareholder approval of such issuances except as may be required by applicable law.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares (within the limits imposed by applicable law) could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

         Shareholders  of the  Company  do not now  have  preemptive  rights  to subscribe for or purchase additional shares of Common Stock, and the shareholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock.

         Effects of Amendments

         As of October 31, 2005, 35,200,626 shares of Common Stock were issued and outstanding, 6,888,218 shares of Common Stock were reserved for issuance in connection with the debentures issued in October 2004 and 3,750,000 shares of Common Stock will be reserved for issuance upon approval of the 2005 Stock Option Plan. Upon approval of this proposal, the increase in authorized shares of Common Stock would increase the number of shares of Common Stock available for issuance from 4,161,156 to 54,161,156 shares.

         The full text of the amendment is attached to this proxy statement as Exhibit C.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

                                 PROPOSAL THREE
                     APPROVAL OF THE 2005 STOCK OPTION PLAN

DESCRIPTION OF OUR 2005 STOCK OPTION PLAN

         The number of shares subject to the plan is 3,750,000 shares of Common Stock, of which, as of October 31, 2005, 581,500 shares have been awarded as bonus stock under the plan with 3,168,500 shares remaining for future grants and awards.

         The plan's purposes are to:

         o        attract and retain the best available personnel;

         o provide additional incentives to employees, directors and consultants;

         o        increase the plan participants' interest in our welfare; and

         o        promote the success of our business.

         Our Board of Directors believes that the plan is structured to accomplish these purposes. Accordingly, on March 30, 2005, our Board of Directors approved the plan and the submission of the plan to shareholders for their ratification and approval at our annual meeting.

         On March 30, 2005, the Compensation Committee for the Company voted and authorized, and then the Board Of Directors conditionally approved, all subject to shareholder approval the following grants: (i) 150,000 un-registered shares to Mr. Wallen, (ii) 100,000 un-registered shares to Mr. Ross, (iii) 70,000 un-registered shares to Rick Sepulvado, (iv) 30,000 un-registered shares to Lindsey Tate Renteria, (v) grants of 25,000 un-registered shares for yearly director service, (vi) grants of 8,000 un-registered shares for service on the Compensation Committee, and (vii) grants of 14,000 un-registered shares for service on the Audit Committee, with the chairman to receive grants of 20,000 un-registered shares.

         The following summary of the plan is qualified by reference to the full text which is attached as Exhibit D to this proxy statement.

         General Provisions

         Our Board of Directors administers the plan with respect to awards to our directors and to our officers. The Compensation Committee of our Board of Directors also administers the plan with respect to awards to our officers, as well as with respect to awards to our other employees and consultants. In the future, the Board or other committees may be allocated some or all of the Compensation Committee's duties. Our Compensation Committee consists solely of two or more outside directors and non-employee directors in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. The Committee is authorized to:

         o        interpret the plan and all awards;

         o establish and amend rules and regulations for the plan's operation;

         o        select recipients of awards;

         o determine the form, amount and other terms and conditions of awards;

         o        modify or waive restrictions on awards; and

         o        amend awards.

         Our officers and other employees, directors and consultants, in addition to those of our affiliates, are eligible to be selected to participate in the plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest. Except with respect to awards to our officers and directors, our Compensation Committee has the sole discretion to select participants from among the eligible persons. It is estimated that the total number of persons who are eligible to receive awards under the plan at present would not exceed ten.

         The aggregate number of shares of Common Stock which may be issued under the plan with respect to awards may not exceed 3,750,000, of which 581,500 shares have been awarded as bonus stock under the plan and 3,168,500 shares remain available for future grants of awards. That limit is subject to adjustment for certain transactions affecting the Common Stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the plan. Any and all shares available under the plan may be granted to any employee, director or consultant during the term of the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares.

         Types of Awards

         The plan provides for the grant of:

         o        stock   options,   including   incentive   stock  options  and
                  non-qualified stock options; and

         o        bonus stock awards.

         Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. Our Compensation Committee may grant awards individually, in combination, or in tandem.

         General Award Provisions

         All awards will be evidenced by award agreements, as determined by our Compensation Committee. The award will be effective on the date of grant unless the Committee specifies otherwise.

         Unless determined otherwise by our Compensation Committee, the exercise or measurement price will be at least equal to the fair market value of our Common Stock. The fair market value generally is determined to be the last reported trade price quoted on the Over-the- Counter Bulletin Board on the date of the grant of the award (or if no such trade is reported on that day, on the last market day prior to the day of determination).

         Awards are exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the individual award agreements. Options will normally terminate on the earlier of (i) 5 to 10 years from the date of grant, (ii) one year after termination of employment or service for a reason other than death or disability, (iii) one year after death, or (iv) one year after disability. The terms of an individual award agreement may provide for extended periods upon termination of employment or service and may provide for automatic termination of the award upon termination of employment or service for cause.

         Awards are non-transferable except by disposition on death or, except for incentive stock options, to certain family members, trusts and other family entities as our Compensation Committee may approve. The Committee may authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

         Awards are paid in shares of our Common Stock.

         A participant's breach of the terms of the plan or the award agreement will result in a forfeiture of the award.

         Options

         Options granted under the plan may be:

         o incentive stock options, as defined in the Internal Revenue Code, as amended; or

         o        non-qualified   stock  options,   which  do  not  qualify  for
                  treatment as incentive stock options.

         Our Compensation Committee selects the recipients of options and sets the terms of the options, including:

         o        the number of shares for which an option is granted;

         o        the exercise price for the option;

         o        the term of the option; and

         o        the time(s) when the option can be exercised.

         Our Compensation Committee determines how an option may be exercised, whether by a payment of the exercise price in cash or by tendering shares which either (i) have been owned by the participant for more than six months and have been "paid for" within the meaning of Rule 144 under the Securities Exchange Act, or (ii) were obtained by the participant in the public market. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

         An option agreement or our Compensation Committee's procedures may set forth conditions respecting the exercise of an option.

         Bonus Stock

         Our Compensation Committee will have discretion to make grants of bonus stock. A bonus stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant, shares of our Common Stock subject to such forfeiture and transfer restrictions and conditions as the Committee may determine at the time of the grant. If bonus stock is granted subject to both forfeiture and transfer restrictions, it is referred to as restricted stock. The recipient may have all the rights of a shareholder with respect to the bonus stock. These rights include voting and dividend rights, and they are effective as soon as:

         o bonus stock is granted (or upon payment of the purchase price for bonus stock if a purchase price is required); and

         o        issuance of the bonus stock is recorded by our transfer agent.

         A grant of bonus stock may be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as our Compensation Committee may impose at the time of grant.

         Any bonus shares that are subject to both forfeiture and transfer restrictions at the time of grant cease to be restricted stock and will be deemed "vested" after the lapse of either the forfeiture or the transfer restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

         If a participant's employment or service is terminated for any reason prior to shares of restricted stock becoming vested, the unvested shares will be forfeited and the participant will receive payment of the original purchase price, if any.

         Provisions Relating to a Change in Control, Death or Disability

         The plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

         o any person acquires beneficial ownership of 50% or more of the voting power of our outstanding securities;

         o as a result of, or in connection with, a tender or exchange offer, merger or other business combination, the persons who were our directors before that transaction do not constitute a majority of the board of directors of the transaction;

         o we merge or consolidate with another corporation, after which less than 75% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former shareholders;

         o a tender or exchange offer results in the acquisition of 50% or more of the voting power of our outstanding securities; or

         o we transfer substantially all of our assets to another corporation.

         Upon the occurrence of a change in control, our Board of Directors will negotiate for the surviving entity or other purchaser involved to assume all of our obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital stock of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise. If the surviving entity or purchaser does not agree to assume or convert all outstanding options, the participants will be notified and given up to 20 days to exercise after which the plan and all unexercised options will terminate.

         Upon the occurrence of a participant's death or disability, an agreement may provide that the outstanding award will immediately vest or become exercisable or payable.

         Other Modifications

         In the event of specified changes in our capital structure, our Compensation Committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards) and the number, exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the plan.

         Federal Income Tax Consequences

         The Internal Revenue Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified stock option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

         The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the employee. In addition, if the employee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the employee's hands.

         The statutory holding period lasts until the later of:

         o        two years from the date the option is granted; and

         o one year from the date the Common Stock is transferred to the employee pursuant to the exercise of the option.

         If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the employee is the lesser of:

         o the fair market value of the Common Stock on the date of exercise minus the option price; and

         o        the amount realized on disposition minus the option price.

         Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee's hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

         An award of bonus stock that is not subject to both forfeiture and transfer restrictions results in taxable income to the participant in an amount equal to the excess of the fair market value of the bonus shares on the date of grant over the amount paid, if any, for those shares. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are either no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a
Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.

         As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

         Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by shareholders. We have structured and intend to implement the plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking shareholder approval of the plan.

         The exercisability of an option or the lapse of transfer and forfeiture restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

RECOMMENDATION

         Not all of the important information about the plan is contained in the foregoing summary. The full text of the plan is attached to this proxy statement as Exhibit D.

         This proposal will be approved if there is a favorable vote of holders of a majority of our outstanding shares of Common Stock present at the annual meeting, in person or by proxy.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE OUR 2005 STOCK OPTION PLAN.

                                  PROPOSAL FOUR
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Philip Vogel & Co., PC, independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 2005, and has reported on the Company's financial statements. The Board of Directors has selected Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006, and recommends that the shareholders ratify this selection. The Board of Directors has been advised that Philip Vogel & Co., PC, has no relationship with the Company or its subsidiaries.

         Representatives from Philip Vogel & Co., PC, are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         While shareholder ratification is not required for selection of Philip Vogel & Co., PC, because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the shareholders' opinion thereon, which opinion will be taken into consideration in future deliberations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., PC, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

PRINCIPAL ACCOUNTING FEES AND SERVICES

         The Board of Directors selected Philip Vogel & Co., PC ("Philip Vogel"), to serve as independent auditors of the Company for the year ended June 30, 2005. Philip Vogel has served as the Company's independent auditors since

1999 and is considered by management of the Company to be well qualified. Philip Vogel has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

         The following is a summary of the fees billed to the Company by Philip Vogel for professional services rendered for the fiscal years ended June 30, 2005 and June 30, 2004:



                                          Year Ended June 30,
                                          -------------------
                                            2005      2004
                                          --------   --------

                Audit Fees                $ 16,000   $ 16,000
                Audit Related Fees          11,350      6,100
                Tax Fees                     3,550      2,800
                All other fees               2,400      1,750
                                          --------   --------
                Total                     $ 33,300   $ 26,650
                                          ========   ========

         Audit-related fees are primarily for services in connection with the audit of the Company's financial statements. All other fees were in connection with services relating to filings of registration statements. Tax fees include fees for services provided in connection with year end tax preparation and planning.

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants' independence and has determined that such services are compatible with maintaining accountants' independence. The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors. However, all of the services rendered to the Company by Philip Vogel were pre-approved by the Audit Committee.

         In discharging its oversight responsibilities regarding the audit process, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and (iii) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.



                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's website http://www.sec.gov.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE SECRETARY OF CUBIC ENERGY, INC., 9870 PLANO ROAD, DALLAS, TEXAS 75238. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF OCTOBER 31, 2005, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

         It is important that your shares be represented at the Meeting, regardless of the number of shares you hold and whether you intend to attend the Meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.


BY ORDER OF THE BOARD OF DIRECTORS OF
CUBIC ENERGY, INC.



CALVIN A. WALLEN III
President

Dallas, Texas
November ___, 2005

                                   PROXY CARD
          FOR ANNUAL MEETING OF THE SHAREHOLDERS OF CUBIC ENERGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints CALVIN A. WALLEN III and JON S. ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held at the Company's offices at 9870 Plano Road, Dallas, Texas 75238, on December 9, 2005, at 11:00 a.m., and at any adjournments thereof.

         This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

         Please mark your votes as in this example using dark ink only.  [X]

      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                 FOR          WITHHOLD AUTHORITY
         1.     Election of directors:           [ ]                 [ ]
                Calvin A. Wallen III             [ ]                 [ ]
                Gene C. Howard                   [ ]                 [ ]
                Herbert A. Bayer                 [ ]                 [ ]
                Bob L. Clements                  [ ]                 [ ]
                Jon S. Ross                      [ ]                 [ ]


         2. Approval of amendments to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]

         3.       Approval of our 2005 Stock Option Plan.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]


         4. Ratification of Philip Vogel & Co., PC, as independent accountants for fiscal year ending June 30, 2006.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]

IMPORTANT - PLEASE SIGN AND RETURN  PROMPTLY (in no event later than December 2,
2005). Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Meeting. No postage is required. You may nevertheless vote in person if you do attend.


Signature:_______________________________   Title:______________________________

Signature, if held jointly:______________________   Dated: _______________, 2005

Please Print Name:______________________________________________________________

                                                                       EXHIBIT A
                                                                       ---------


                               CUBIC ENERGY, INC.

                         COMPENSATION COMMITTEE CHARTER

Purpose

The function of the compensation committee is to review and approve corporate goals and objectives relating to executive compensation, to carry out various responsibilities relating to executive compensation and to assist in the production of the report on executive compensation for inclusion in the Company's annual proxy statement or annual report on Form 10-KSB.

Composition

The compensation committee shall consist of two or more directors, each of whom is determined by the directors to be "independent". Additionally, no director may serve unless that director (1) is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Appointment and Removal

The members of the compensation committee shall be appointed and serve for the terms set forth in the Bylaws of the Company.

Chairman

Unless a Chairman is elected by the Board of Directors of the Company ("Board"), the members of the compensation committee shall designate a Chairman by majority vote of the full compensation committee membership. The Chairman will chair all regular sessions of the compensation committee and set the agendas for compensation committee meetings.

Meetings

The compensation committee shall meet as frequently as circumstances dictate. The Chairman of the compensation committee or any member of the compensation committee may call meetings of the compensation committee. The compensation committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The compensation committee shall have the following duties and responsibilities:

         o Review and approve on an annual basis the corporate goals and objectives relevant to the compensation of the chief executive officer of the Company ("CEO"), evaluate the CEO's performance in light of these goals and objectives, and, either as a compensation committee or together with other independent directors (as directed by the Board), determine and approve the CEO's compensation based on this evaluation (including salary, bonus, incentive and equity compensation).

         o Review and approve on an annual basis the corporate goals and objectives relevant to the compensation of the other officers of the Company ("Other Officers"), and, either as a compensation committee or together with other independent directors (as directed by the Board), determine and approve the Other Officers' compensation based on this evaluation (including salary, bonus, incentive and equity compensation).

         o        Review  director   compensation  levels  and  practices,   and
                  recommend, from time to time, changes in such compensation levels and practices to the Board.

         o Review the Company's compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board as needed.

         o Assist in the preparation of an annual executive compensation report to be included in the Company's proxy statement or annual report on Form 10-K.

         o        Perform any other activities consistent with this Charter, the
                  Company's   Bylaws  and  governing  law  as  the  compensation
                  committee or the Board deem appropriate.

Advisors

The compensation committee shall have the authority to retain such compensation consultants, outside counsel and other advisors as the compensation committee may deem appropriate in its sole discretion. The compensation committee shall have sole authority to approve related fees and other retention terms.

Reports and Performance Review

The compensation committee shall report its actions and any recommendations to the Board when requested and shall conduct and present to the Board an annual performance evaluation of the compensation committee. The compensation committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.



                                 Adopted by Resolution of the Board of Directors

                                                                       EXHIBIT B
                                                                       ---------


                               CUBIC ENERGY, INC.

                       Code of Business Conduct and Ethics

Introduction

         Our Company's reputation for honesty and integrity is the sum of the personal reputations of our directors, officers and employees. To protect this reputation and to promote compliance with laws, rules and regulations, this Code of Business Conduct and Ethics has been adopted by our Board of Directors. This Code of Conduct is only one aspect of our commitment.

         This Code sets out the basic standards of ethics and conduct to which all of our directors, officers and employees are held. These standards are designed to deter wrongdoing and to promote honest and ethical conduct, but will not cover all situations. If a law or employment agreement conflicts with a policy in this Code, you must comply with the law or employment agreement; however, if a local custom or policy conflicts with this Code, you must comply with the Code.

         If you have any doubts whatsoever as to the propriety of a particular situation, you should submit it in writing to our Company's Secretary, who will review the situation and take appropriate action in keeping with this Code, our other corporate policies and the applicable law. If your concern relates to the Secretary, you should submit your concern, in writing, to the President of the Company. The mailing address of each of those individuals is included at the end of this Code. The Company has a separate policy for "Whistle-blowers" for employees.

         This Code of Business Conduct and Ethics shall constitute the Company's code of business conduct and ethics for directors, officers and employees contemplated by the rules of The New York Stock Exchange. Sections 2, 3, 4, 7, 13 and 14 of this Code of Business Conduct and Ethics also constitute the Company's Code of Ethics contemplated by Section 406 of the Sarbanes-Oxley Act of 2002, applicable to the Company's Chief Executive Officer, Chief Financial Officer, chief accounting officer or controller or persons performing similar functions.

1.       Scope

         If you are a director, officer or employee of the Company or any of its subsidiaries, you are subject to this Code as provided herein.

2.       Honest and Ethical Conduct

         For directors, officers and employees, we, as a Company, require honest and ethical conduct from everyone subject to this Code. Each of you has a responsibility to all other directors, officers and employees of our Company, and to our Company itself, to act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing your independent judgment to be subordinated and otherwise to conduct yourself in a manner that meets with our ethical and legal standards.

3.       Compliance with Laws, Rules and Regulations

         For directors, officers and employees, you are required to comply with all applicable governmental laws, rules and regulations, both in letter and in spirit. Although you are not expected to know the details of all the applicable laws, rules and regulations, we expect you to seek advice from our Company's Secretary if you have any questions about whether the requirement applies to the situation or what conduct may be required to comply with any law, rule or regulation.

4.       Conflicts of Interest

         For directors, officers and employees, you must handle in an ethical manner any actual or apparent conflict of interest between your personal and business relationships. Conflicts of interest are prohibited as a matter of policy. A "conflict of interest" exists when a person's private interest interferes with the interests of our Company. For example, a conflict situation arises if you or a member of your family receives an improper personal benefit as a result of your position with our Company.

         If you become aware of any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest, you should report it promptly to our Company's Secretary or President.

         Conflicts of interest are prohibited as a matter of Company policy, except under guidelines set forth in the Company By-Laws or approved by the Board of Directors. The following standards apply to certain common situations where potential conflicts of interest may arise:

         A.       Gifts and Entertainment

         For directors, officers and non-property employees, personal gifts, which cannot be cash, or have a fair market value in excess of $250.00, and entertainment offered by persons doing business with our Company may be accepted when offered in the ordinary and normal course of the business relationship. However, the frequency of any such gifts or entertainment and cost of any entertainment may not be so excessive that your ability to exercise independent judgment on behalf of our Company is or may appear to be compromised. Property employees must comply with the policies set forth in the Employee Handbook.

         B.       Financial Interests In Other Organizations

         For directors, officers and employees, the determination whether any outside investment, financial arrangement or other interest in another organization is improper depends on the facts and circumstances of each case. Your ownership of an interest in another organization may be inappropriate if the other organization has a material business relationship with, or is a direct competitor of, our Company and your financial interest is of such a size that your ability to exercise independent judgment on behalf of our Company is or may appear to be compromised. As a general rule, an investment would not likely be considered improper if it: (1) is in publicly traded shares; (2) represents less than 5% of the outstanding equity of the organization in question; and (3) represents less than 5% of your net worth. Other interests also may not be improper, depending on the circumstances.

         C.       Outside Business Activities

         For employees, the determination of whether any outside position an employee may hold is improper will depend on the facts and circumstances of each case. Your involvement in trade associations, professional societies, and charitable and similar organizations will not normally be viewed as improper. However, if those activities are likely to take substantial time from or otherwise constitutes a conflict of interest with your responsibilities to our Company, you should obtain prior approval from your supervisor. Other outside associations or activities in which you may be involved are likely to be viewed as improper only if they would interfere with your ability to devote proper time and attention to your responsibilities to our Company or if your involvement is with another Company with which our Company does business or competes. For directors, officers and employees, the position of director or other affiliation with a company with which our Company does business or competes must be fully disclosed to our Company's Secretary or President and must satisfy any other standards established by applicable law, rule (including rule of any applicable stock exchange) or regulation and any other corporate governance guidelines that our Company may establish.

         D.       Indirect Violations

         For directors, officers and employees, you should not indirectly, through a spouse, family member, affiliate, friend, partner, or associate, have any interest or engage in any activity that would violate this Code if you directly had the interest or engaged in the activity. Any such relationship should be fully disclosed to our Company's Secretary or President, who will make a determination whether the relationship is inappropriate, based upon the standards set forth in this Code.

5.       Corporate Opportunities

         For directors, officers and employees, you are prohibited from taking for yourself, personally, opportunities that are discovered through the use of corporate property, information or position, unless the Board of Directors has declined to pursue the opportunity. You may not use corporate property, information, or position for personal gain, or compete with our Company directly or indirectly. You owe a duty to our Company to advance its legitimate interests whenever the opportunity to do so arises.

6.       Fair Dealing

         For directors, officers and employees, you should endeavor to deal fairly with our Company's customers, suppliers, competitors and employees and with other persons with whom our Company does business. You should not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

7.       Public Disclosures

         For directors, officers and employees, it is our Company's policy to provide disclosure in accordance with applicable law in all reports and documents that we file with, or submit to, the Securities and Exchange Commission and in all other public communications made by our Company.

8.       Confidentiality

         For directors, officers and employees, you should maintain the confidentiality of all confidential information entrusted to you by our Company or by persons with whom our Company does business, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors of, or harmful to, our Company, customers, or persons with whom our Company does business, if disclosed.

9.       Insider Trading

         The Company has a separate policy for insider trading that covers directors, officers, and certain Company employees. For other employees, if you have access to material, non-public information concerning our Company, you are not permitted to use or share that information for stock trading purposes, or for any other purpose except the conduct of our Company's business. All non-public information about our Company should be considered confidential information. Insider trading, which is the use of material, non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information, is not only unethical but also illegal. The prohibition on insider trading applies not only to our Company's securities, but also to securities of other companies if you learn of material, non-public information about these companies in the course of your duties to the Company. Violations of this prohibition against "insider trading" may subject you to criminal or civil liability, in addition to disciplinary action by our Company.

10.      Protection and Proper Use of Company Assets

         For employees, you should protect our Company's assets and promote their efficient use. Theft, carelessness, and waste have a direct impact on our Company's profitability. All corporate assets should be used for legitimate business purposes. The obligation of employees to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports, or information described as proprietary in any employment agreement with our Company. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

11.      Interpretations and Waivers of the Code of Business Conduct and Ethics

         For directors, officers and employees, if you are uncertain whether a particular activity or relationship is improper under this Code or requires a waiver of this Code, you should disclose it to our Company's Secretary or

President, who will make a determination first whether a waiver of this Code is required and second, if required, whether a waiver will be granted. You may be required to agree to conditions before a waiver or a continuing waiver is granted. However, any waiver of this Code for an executive officer or director may be made only by the Company's Board of Directors and will be promptly disclosed to the extent required by applicable law, rule (including any rule of any applicable stock exchange) or regulation.

12.      Office Decorum

         The Company maintains a harassment free workplace policy that allows its directors, officers and employees to faithfully and fully discharge their duties and responsibilities without disruption. The Company requires all directors, officers and employees to treat each other and its customers, residents and other persons encountered in the course of business with respect. The Company also requires all directors, officers, and employees to communicate, deal with, correspond and otherwise interact with each other director, officer, and employee in a professional manner that allows the directors, officers, and employees to faithfully and fully discharge their duties and responsibilities.

13.      Reporting any Illegal or Unethical Behavior

         Any report or allegation of a violation this Code need not be signed and may be sent anonymously. All reports of violations of this Code, including reports sent anonymously, will be promptly investigated and, if found to be accurate, acted upon in a timely manner. If any report of wrongdoing relates to accounting or financial reporting matters, or relates to persons involved in the development or implementation of our Company's system of internal controls, a copy of the report will be promptly provided to the chairman of the Audit Committee of the Board of Directors, which may participate in the investigation and resolution of the matter. It is the policy of our Company not to allow actual or threatened retaliation, harassment or discrimination due to reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

14.      Compliance Standards and Procedures

         This Code is intended as a statement of basic principles and standards and does not include specific rules that apply to every situation. Its contents have to be viewed within the framework of our Company's employment agreements, other policies, practices, instructions and the requirements of the law. This Code is in addition to other policies, practices or instructions of our Company that must be observed. Moreover, the absence of a specific corporate policy, practice or instruction covering a particular situation does not relieve you of the responsibility for exercising ethical standards applicable to the circumstances.

         In some situations, it is difficult to know right from wrong. Because this Code does not anticipate every situation that will arise, it is important that each of you approach a new question or problem in a deliberate fashion:

         (a)      Determine if you know all the facts.

         (b)      Identify exactly what it is that concerns you.

         (c)      Discuss the problem with a supervisor.

         (d) Seek help from other resources such as other management personnel.

         (e) Seek guidance before taking any action that you believe may be unethical or dishonest.

         You will be governed by the following compliance standards:

         o You are personally responsible for your own conduct and for complying with the provisions of this Code and for properly reporting known or suspected violations;

         o No one has the authority or right to order, request or even influence you to violate this Code or the law; a request or order from another person will not be an excuse for your violation of this Code;

         o        Any  attempt  by you to induce  another  director,  officer or employee of our Company to violate this Code, whether successful or not, is itself a violation of this Code and may be a violation of law; and

         o Any retaliation or threat of retaliation against any director, officer or employee of our Company for refusing to violate this Code, or for reporting in good faith the violation or suspected violation of this Code, is itself a violation of this Code and may be a violation of law.

         Violation of any of the standards contained in this Code, or in any other policy, practice or instruction of our Company, can result in disciplinary actions, including dismissal and civil or criminal action against the violator. This Code should not be construed as a contract of employment and does not change any employment agreement or any person's status as an at-will employee.

         This Code is for the benefit of our Company, and no other person is entitled to enforce this Code. This Code does not, and should not be construed to, create any private cause of action or remedy in any other person for a violation of the Code.

         The names, addresses, telephone numbers, facsimile numbers and e-mail addresses of the Secretary and President of our Company are set forth below:

   President                                              Secretary
   ---------                                              ---------

Mr. Calvin Wallen                                      Mr. Jon S. Ross
9870 Plano Rd.                                         9870 Plano Rd.
Dallas, TX 75238                                       Dallas, Texas 75238
Phone: (972) 686-0369                                  Phone: (972) 686-0369
Fax: (972) 279-6994                                    Fax: (972) 279-6994
                                                       jross@cubicenergyinc.com.


                                 Adopted by Resolution of the Board of Directors

                                                                       EXHIBIT C
                                                                       ---------


                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                              OF CUBIC ENERGY, INC.


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act (the "Act"), Cubic Energy, Inc., a Texas corporation (the "Corporation"), hereby adopts the following Articles of Amendment to its Articles of Incorporation:

         ARTICLE ONE.  The name of the Corporation is Cubic Energy, Inc.

         ARTICLE TWO. The following amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation as of December 9, 2005:

         The first paragraph of Article Four of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                  "The total number of shares of all classes of capital stock which the Corporation has authority to issue is ONE HUNDRED TEN MILLION (110,000,000), of which (a) ONE HUNDRED MILLION (100,000,000) shares are designated Common Stock, par value $0.05 per share, and (b) TEN MILLION (10,000,000) shares are designated Preferred Stock, par value $0.01 per share."

         ARTICLE THREE. The number of shares of capital stock of the Corporation outstanding and entitled to vote was _____ at the time of the adoption of these amendments.

         ARTICLE FOUR. The holders of __________ shares of Common Stock voted for adoption of these amendments.

         DATED as of December ___, 2005


                                                CUBIC ENERGY, INC.


                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________

                                                                       EXHIBIT D
                                                                       ---------



                               CUBIC ENERGY, INC.
                             2005 STOCK OPTION PLAN

         1. PURPOSES. The purposes of the Plan are (i) to attract and retain for the Company and its Affiliates the best available personnel, (ii) to provide additional incentive to Employees, Directors and Consultants and to increase their interest in the Company's welfare, and (iii) to promote the success of the business of the Company and its Affiliates.

         2. DEFINITIONS. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

         (a) "Affiliate", means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any "parent corporation" of the Company, as defined in Section 424(e) of the Code or (B) any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company's financial statements.

         (b) "Award" means any right granted under the Plan, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish.

         (c) "Award Agreement" means a written agreement with a Grantee with respect to any Award, including any amendments thereto.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Bonus Stock Agreement" means a written agreement with a Grantee with respect to a Bonus Stock Award, including any amendments thereto.

         (f) "Bonus Stock Award" means an Award granted under Section 8 of the Plan.

         (g) "Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination

(a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another entity which is not controlled by the Company.

         (h) "Code "means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

         (i) "Committee" means the committee (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term "Committee" for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary and deemed desirable by the Board from time to time in each case to satisfy such requirements with respect to Awards granted under the Plan. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Awards, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term "Committee" as used herein shall also be applicable to the Board.

         (j) "Common Stock" means the Common Stock, $0.05 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value) in replacement or substitution thereof.

         (k) "Company" means Cubic Energy, Inc., a Texas corporation.

         (l) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a "consultant or advisor" within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act, including any foreign national who, but for the laws of his country, would be an employee of the Company or an Affiliate.

         (m) "Continuous Service" means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated. Except as otherwise provided in the Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

         (n) "Covered Employee" means the chief executive officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

         (o) "Director" means a member of the Board.

         (p) "Disability" means the "disability" of a person (i) as defined in a then effective written employment agreement between a person and the Company or
(ii) if such person is not covered by a written employment agreement with the Company, as defined in a then effective long-term disability plan maintained by the Company that covers such person, or (iii) if neither a written employment agreement or a plan exists at any relevant time, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         (q) "Employee" means any person, including an Officer or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute "employment" by the Company or that Affiliate.

         (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

         (s) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Common Stock is listed or traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price or bid is reported on that day, on the last market trading day prior to the day of determination), as reported by the applicable exchange or market or such other source as the Committee deems reliable.

                  (ii) If the Common Stock is listed on the Over the Counter Bulletin Board, Fair Market Value of a share of Common Stock shall be the last reported trade on the Over the Counter Bulletin Board on the day of the determination (or if no such trade is reported on that day, on the last market day prior to the day of determination).

                  (iii) In the absence of any such established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

         (t) "Grantee" means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

         (u) "Incentive Stock Option" means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

         (v) "Non-Employee  Director" means a Director of the Company who either
(i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (w) "Non-Qualified Stock Option" means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

         (x) "Officer" means a person who is an "officer" of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

         (y) "Option" means an Award in the form of a stock option granted pursuant to Section 7 of the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

         (z) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

         (aa) "Optionee" means an individual to whom an Option has been granted under the Plan.

         (bb) "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (cc) "Plan" means this Cubic Energy, Inc. 2005 Stock Option Plan, as effective January 12, 2005, as set forth herein and as it may be amended from time to time.

         (dd) "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Optionee for more than six (6) months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act, or
(ii) were obtained by the Optionee in the public market.

         (ee) "Regulation S-K" means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

         (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

         (gg) "Section" means a section of the Plan unless otherwise stated or the context otherwise requires.

         (hh) "Securities Act" means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

         (ii) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

         3. TYPES OF AWARDS AVAILABLE UNDER THE PLAN. Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, and
(c) Bonus Stock Awards, as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan or that may be awarded under a Bonus Stock Award under this Plan are shares of Common Stock.

         4. SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 12(a) hereof, the aggregate number of Common Stock shares that may issued pursuant to Options granted under this Plan or Bonus Stock Awards under this Plan shall not exceed 3,750,000 shares. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award . Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. Nothing in this Section 4 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully vested or exercisable, or
(b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 2(a). The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

         6. LIMITATION ON INDIVIDUAL AWARDS. Any and all shares available for Awards under the Plan may be granted by way of Incentive Stock Options, Non-Qualified Stock Options, or Bonus Stock Awards to any one person. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options or other Awards that are canceled or terminate without being exercised.

         7. OPTIONS.

         (a) Grant of Options. An Option is a right to purchase shares of Common Stock during the option period for a specified exercise price. The Committee shall determine (i) whether each Option shall be granted as an Incentive Stock Option or as a Non-Qualified Stock Option and (ii) the provisions, terms, and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, forfeiture provisions, methods of payment, and all other terms and conditions of the Option.

         (b) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 7(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

         (c) Acquisitions and Other Transactions. Notwithstanding the provisions of Section 9(g), in the case of an Option issued or assumed pursuant to Section 9(g), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

         (d) Payment or Exercise. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and in one or more of the following methods stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a public market for the Common Stock exists, through a "same day sale" arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common

Stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

         8. BONUS STOCK AWARDS.

         (a) Bonus Stock Awards. A Bonus Stock Award is a grant of shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

         (b) Forfeiture Restrictions. Shares of Common Stock that are the subject of a Bonus Stock Award may be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee; provided, however, that (i) for a Bonus Stock Award subject to Forfeiture Restrictions based on the passage of time, the Forfeiture Restrictions shall lapse ratably over a minimum period of three (3) years, and (ii) for a Bonus Stock Award subject to Forfeiture Restrictions based on performance criteria or any other event, the Forfeiture Restrictions shall not lapse prior to one year after grant of the Bonus Stock Award. The Forfeiture Restrictions, if any, applicable to a particular Bonus Stock Award (which may differ from any other such Bonus Stock Award) shall be stated in the Bonus Stock Agreement.

         (c) Rights as Shareholder. Shares of Common Stock awarded pursuant to a Bonus Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Bonus Stock Award. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Bonus Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other shareholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in this Plan, or in the Bonus Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock except as the Forfeiture Restrictions expire, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions expire, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire.

         (d) Stock Certificate Delivery. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired. The Grantee, by his acceptance of the Bonus Stock Award, irrevocably grants to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and agrees that such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

         (e) Payment for Bonus Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Bonus Stock Award. In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Bonus Stock Award, except to the extent otherwise required by law.

         (f) Forfeiture of Bonus Stock. Unless otherwise provided in a Bonus Stock Agreement, on termination of the Grantee's Continuous Service prior to lapse of the Forfeiture Restrictions, the shares of Common Stock which are still subject to the Forfeiture Restrictions under Bonus Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Bonus Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Grantee for the shares forfeited.

         (g) Waiver of Forfeiture Restrictions; Committee's Discretion. With respect to a Bonus Stock Award that has been granted to a Covered Employee where such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code, the Committee may not waive the Forfeiture Restrictions applicable to such Bonus Stock Award.

         9. GENERAL PROVISIONS REGARDING AWARDS.

         (a) Form of Award Agreement. Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

         (b) Awards Criteria. In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate. The terms of an Award Agreement may provide that the amount payable as an Award may be adjusted for dividends or dividend equivalent.

         (c) Date of Grant. The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award. The Award Agreement evidencing the Award will be delivered to the Grantee with a copy of the Plan and other relevant Award documents within a reasonable time after the date of grant.

         (d) Stock Price. The exercise price or other measurement of stock value relative to any Award shall be the price determined by the Committee (but, if required by applicable law, shall be not less than the par value of the shares of Common Stock on the date of grant of the Award). The exercise price of any

Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option; provided, however, the exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

         (e) Period of Award. Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in an Option Agreement, Options shall terminate on (and no longer be exercisable or payable after) the earlier of: (i) ten (10) years from the date of grant of the Option; (ii) for an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the date of grant of the Option; (iii) one (1) year after the Optionee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than the death or Disability of the Optionee; (iv) one (1) year after death of the Optionee; or (v) one (1) year after Disability of the Optionee.

         (f) Transferability of Awards. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may designate persons who or which may exercise or receive his Awards following his death. Notwithstanding the preceding sentence, Awards other than Incentive Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

         (g) Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

         (h) Notice. If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise agreement approved by the Committee (which need not be the same for each Grantee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise of the Award, together with payment in full of any exercise price for any shares of Common Stock being purchased. Such exercise agreement may be part of a Grantee's Award Agreement.

         (i) Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the grant, exercise or payment of any Award under the Plan, including procedures for a Grantee to have shares of

Common Stock withheld from the total number of shares of Common Stock to be issued or purchased upon grant or exercise of an Award. Prior to issuance of any shares of Common Stock, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon grant, exercise or payment of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax withholding obligations.

         (j) Exercise of Award Following Termination of Continuous Service.

                  (i) An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                  (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                  (iii) Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee's Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

                  (iv) The Committee shall have discretion to determine whether the Continuous Service of a Grantee has terminated and the effective date on which such Continuous Service terminates and whether the Grantee's Continuous Service terminated as a result of the Disability of the Grantee.

         (k) Limitations on Exercise.

                  (i) The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Award that may be purchased on any exercise of an Award; provided, that such minimum number will not prevent a Grantee from exercising the full number of shares of Common Stock as to which the Award is then exercisable.

                  (ii) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Award or otherwise make payments hereunder shall be subject to the condition that such exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

                  (iii) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

         (l) Performance-Based Compensation. The Committee may designate any Award as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. Any Awards designated as "qualified performance-based compensation" shall be conditioned on the achievement of any one or more performance criteria, and the measurement may be stated in absolute terms or relative to individual performances, comparable companies, peer or industry groups or other standard indexes, and in terms of Company-wide objectives or in terms of absolute or comparative objectives that relate to the performance of divisions, affiliates, departments or functions within the Company or an Affiliate. Notwithstanding any other provision of the Plan, the Committee may grant an Award that is not contingent on performance goals or is contingent on performance goals other than the performance criteria, so long as the Committee has determined that such Award is not intended to satisfy the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         10. PRIVILEGES OF STOCK OWNERSHIP. Except as provided in the Plan with respect to Bonus Stock Awards, no Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

         11. BREACH; ADDITIONAL TERMS. A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee's employment (by retirement, Disability, death or otherwise) prior to expiration of Forfeiture Restrictions or other vesting provisions. Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award.

         12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

         (a) Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of each such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 4 and 6 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value and applied toward the payment of the exercise price pursuant to Section 7(d) or, if applicable, toward the withholding due under Section 9(i), or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise, target or purchase price may not be decreased to below the par value, if any, for the shares of Common Stock as adjusted pursuant to this
Section 12(a). Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

         (b) Dissolution or Liquidation. The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless specifically provided otherwise in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, if applicable, such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

         (c) Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, the surviving entity or purchaser described in Section 2(g), the "Purchaser", shall either assume the obligations of the Company under the outstanding Awards or convert the outstanding Awards into awards of at least equal value as to capital stock of the Purchaser. In the event such Purchaser refuses to assume or substitute Awards pursuant to a Change in Control, each Award which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Award or Award Agreement, automatically become, subject to all other terms of the Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Bonus Stock Awards shall lapse and shares of Common Stock subject to such Bonus Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction, and
(iii) notwithstanding any contrary terms in the Award or Award Agreement, expire on a date at least twenty (20) days after the Committee gives written notice to Grantees specifying the terms and conditions of such termination.

         To the extent that a Grantee exercises an Award before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Award (subject to the Grantee's satisfaction of the requirements of Section 9(i)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. Upon a Change in Control, when the outstanding Awards are not assumed by the Purchaser, the Plan shall terminate and any unexercised Awards outstanding under the Plan at that date shall terminate.

         13. SHAREHOLDER APPROVAL. The Company shall obtain the approval of the Plan by the Company's shareholders to the extent required to satisfy Sections 162(m) or 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Option that is granted may be exercised prior to the time the Plan has been approved by the shareholders of the Company, and all such Options granted will similarly terminate if such shareholder approval is not obtained.

         14. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Award or any shares of Common Stock purchased or other payments received pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provision of Awards granted to Employees, Directors and Consultants under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

         15. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person's
Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person's Continuous Service at any time, with or without cause.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. AMENDMENT OR TERMINATION OF PLAN. The Committee in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Award Agreement, exercise agreement, or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain shareholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Award Agreement) signed by the Grantee and the Company.

         18. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective January 12, 2005, which is the date of adoption of the Plan by the Board. The Plan shall continue in effect for a term of ten (10) years from January 12, 2005 and terminate on January 11, 2015, unless sooner terminated by action of the Board.

         19. SEVERABILITY AND REFORMATION. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

         20. GOVERNING LAW. The Plan and all issues or matters relating to the Plan shall be governed by, determined and enforced under, and construed and interpreted in accordance with the laws of the State of Texas.

         21. INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term "include" or "including" does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.